UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 19, 2009

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends the Current Report on Form 8-K of Liberty Media Corporation (Liberty Media), dated November 19, 2009, regarding the Split Off of Liberty Entertainment, Inc. (LEI) from Liberty Media and the business combination transaction among Liberty Media, LEI and The DIRECTV Group, Inc.  The sole purpose of this amendment is to provide the pro forma information required by Item 9.01, which was excluded from the original filing in reliance on paragraph (a)(4) of Item 9.01 of Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(b)  Pro Forma Financial Information

The required unaudited pro forma condensed consolidated financial statements of Liberty Media as of and for the nine months ended September 30, 2009 and for the year ended December 31, 2008 are filed hereto as Exhibit 99.1.

(d)  Exhibits.

Exhibit 99.1.           Unaudited pro forma condensed consolidated financial statements of Liberty Media as of and for the nine months ended September 30, 2009 and for the year ended December 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2010
LIBERTY MEDIA CORPORATION

	By	/S/Mark E. Burton
		Name:	Mark E. Burton
		Title:	Vice President

EXHIBIT INDEX

99.1         Unaudited pro forma condensed consolidated financial statements of Liberty Media as of and for the nine months ended September 30, 2009 and for the year ended December 31, 2008.